UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only
☐ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Wyndham Worldwide Corporation
(Name of Registrant as Specified In Its Charter)

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Wyndham Worldwide Corporation 22 Sylvan Way, Parsippany, New Jersey 07054 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 12, 2009 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.WyndhamWorldwide.com/investors/annual_meeting.cfm This communication presents only an overview of the more complete proxy Wyndham Worldwide Corporation materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy Please drop in as a GIF file and put at materials before voting. pn 150- up. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before Friday, May 1, 2009 to facilitate timely delivery. Dear Wyndham Worldwide Corporation Shareholder: The 2009 Annual Meeting of Shareholders of Wyndham Worldwide Corporation (the “Company”) will be held at the Birchwood Manor, 111 North Jefferson Road, Whippany, New Jersey 07981 on Tuesday, May 12, 2009, at 2:00 p.m. local time. Proposals to be considered at the Annual Meeting: (1) to elect three directors for a three-year term expiring at the 2012 Annual Meeting; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; (3) to approve the amendment and reinstatement of the Company’s 2006 Equity and Incentive Plan primarily for purposes of Section 162(m) of the Internal Revenue Code; (4) to vote on Shareholder Proposal No. 1 — Concerning Severance Agreements, if properly presented at the meeting; (5) to vote on Shareholder Proposal No. 2 — Concerning Independent Chairman of the Board, if properly presented at the meeting; and (6) to transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors recommends a vote “AGAINST” Items 4 and 5. The Board of Directors has fixed the close of business on March 16, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CONTROL NUMBER You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number 45656

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.WyndhamWorldwide.com/investors/annual_meeting.cfm. Meeting Location: Birchwood Manor 111 North Jefferson Road Whippany, New Jersey 07981 You can find directions to the Annual Meeting at: http://www.WyndhamWorldwide.com/investors/annual_meeting.cfm. The following Proxy Materials are available for you to review online: • the Company’s Proxy Statement (including all attachments); • the Company’s Annual Report on Form 10-K (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request or access a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://www.WyndhamWorldwide.com/investors/annual_meeting.cfm ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Wyndham Worldwide Corporation are available for review at: http://www.WyndhamWorldwide.com/investors/annual_meeting.cfm Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. Admission Ticket If you plan to attend the Annual Meeting of Shareholders, please bring this Notice with you as your admission ticket. This ticket admits only the shareholders(s) listed on the reverse side and is not transferable. 45656